Exhibit 10.1

Execution Copy

INCREMENTAL AMENDMENT NO. 1

INCREMENTAL AMENDMENT NO. 1 dated as of June 14, 2020 (this “Incremental Amendment”), in respect of that certain Credit Agreement dated as of November 29, 2017 (as in effect prior to giving effect to this Incremental Amendment, the “Existing Credit Agreement”), among WW International, Inc., a Virginia corporation (f/k/a Weight Watchers International, Inc., the “Borrower”), the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as the Administrative Agent and an Issuing Bank, Bank of America, N.A., as an Issuing Bank, and Citibank, N.A., as an Issuing Bank.

WHEREAS, the Borrower, in accordance with Section 2.20(a)(ii) of the Existing Credit Agreement, desires to obtain an Incremental Revolving Commitment Increase in the form of an increase in the aggregate amount of the Revolving Commitments and has requested that the Person set forth on Schedule I hereto (the “2020 Incremental Revolving Lender”) provide the Incremental Revolving Commitment Increase (the Incremental Commitments of the 2020 Incremental Revolving Lender in respect of such Incremental Revolving Commitment Increase, the “2020 Incremental Revolving Commitments”) to the Borrower in an aggregate principal amount equal to $25,000,000;

WHEREAS, as of the Signing Date (as defined below), the 2020 Incremental Revolving Lender is willing to provide the 2020 Incremental Revolving Commitments to the Borrower effective on the First Incremental Amendment Effective Date (as defined below) on the terms and subject to the conditions set forth in Section 12 of this Incremental Amendment and in the Amended Credit Agreement (as defined below);

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended as set forth herein;

WHEREAS, in accordance with Section 2.20(g) of the Existing Credit Agreement, the 2020 Incremental Revolving Lender, the Borrower and the Administrative Agent are willing to execute this Incremental Amendment on the Signing Date and, in accordance with Section 9.02 of the Existing Credit Agreement, each of the Revolving Lenders (including the 2020 Incremental Revolving Lender) party hereto, which constitute the Required Revolving Lenders, and the Borrower are willing to execute this Incremental Amendment on the Signing Date in order to amend the Existing Credit Agreement on the terms and subject to the conditions set forth in Section 12 of this Incremental Amendment (the Existing Credit Agreement, as so amended, is referred to as the “Amended Credit Agreement”); and

WHEREAS, JPMorgan Chase Bank, N.A. has been appointed by the Borrower to act, and has agreed to act, as sole lead arranger and sole bookrunner (acting in its capacity in such roles and titles, the “Arranger”) in respect of this Incremental Amendment;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth in Section 12 of this Incremental Amendment, the parties hereto hereby agree as of the Signing Date as follows:

Section 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Amended Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement. The rules of construction and other interpretive provisions specified in Sections 1.03, 1.05, 1.08 and 1.09 of the Amended Credit Agreement shall apply to this Incremental Amendment, including terms defined in the preamble and recitals hereto.

(b) As used in this Incremental Amendment, the following terms have the meanings specified below:

“2020 Incremental Revolving Lender” shall have the meaning set forth in the recitals hereto.

“2020 Incremental Revolving Commitments” shall have the meaning set forth in the recitals hereto.

Section 2. 2020 Incremental Revolving Commitments.

(a)    Subject to the terms and conditions set forth in Section 12 of this Incremental Amendment, the 2020 Incremental Revolving Lender hereby agrees that it shall have a 2020 Incremental Revolving Commitment effective on the First Incremental Amendment Effective Date in a principal amount equal to the amount set forth opposite its name on Schedule I hereto.

(b)    It is understood and agreed that the 2020 Incremental Revolving Commitments shall constitute an “Incremental Revolving Commitment Increase” of the Initial Revolving Facility and shall be on identical terms as, and become part of, the Initial Revolving Facility under the Existing Credit Agreement. Without limiting the foregoing, the 2020 Incremental Revolving Commitments and the Loans and other extensions of credit made pursuant thereto shall be deemed to be part of the “Initial Revolving Facility”, the 2020 Incremental Revolving Commitments shall be deemed to be “Revolving Commitments”, the Loans and other extensions of credit made pursuant to the 2020 Incremental Revolving Commitments shall be deemed to be “Revolving Loans” and shall be part of the same Class as the Revolving Loans made pursuant to the Initial Revolving Facility and each 2020 Incremental Revolving Lender shall be deemed to be a “Revolving Lender” and shall be part of the same Class as the Revolving Lenders under the Initial Revolving Facility, in each case, for all purposes of the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents (including, without limitation, for purposes of the definitions of the terms “Applicable Rate” for Revolving Loans and Revolving Commitment Fees, “Revolving Commitment Fee”, “Revolving Exposure”, “Revolving Maturity Date”, “Initial Revolving Facility” and Sections 2.09 and 2.11 of the Amended Credit Agreement). Without limiting the effect of the foregoing, each party hereto acknowledges and agrees that, effective on the First Incremental Amendment Effective Date, the Applicable Percentages of the Revolving Lenders shall automatically be redetermined to give effect to the 2020 Incremental Revolving Commitments.

(c)    Section 2.20(i) of the Existing Credit Agreement shall apply to the 2020 Incremental Revolving Commitments. Effective on the First Incremental Amendment Effective Date, participations in Letters of Credit and Revolving Loans shall automatically be reallocated among the 2020 Incremental Revolving Lenders and the other Revolving Lenders in accordance with Section 2.20(i) of the Existing Credit Agreement such that, after giving effect thereto, the percentage of the aggregate outstanding participations under the Amended Credit Agreement in Letters of Credit and the percentage of Revolving Loans held by each Lender with a Revolving Commitment (including each 2020 Incremental Revolving Lender) will equal the percentage of the aggregate Revolving Commitments of all Lenders represented by such Lender’s Revolving Commitment (after giving effect to the 2020 Incremental Revolving Commitments on the First Incremental Amendment Effective Date).

(d)    Effective on the First Incremental Amendment Effective Date, each 2020 Incremental Revolving Lender shall be, and shall be entitled to all the rights of, and benefits accruing to, Revolving Lenders (or Lenders, as applicable) under the Existing Credit Agreement and the other Loan Documents, in each case, as amended hereby, and shall be bound by all agreements, acknowledgements and other obligations of the Revolving Lenders (or Lenders, as applicable) under the Existing Credit Agreement and the other Loan Documents, in each case, as amended hereby.

(e)    (i) The Administrative Agent hereby confirms that the 2020 Incremental Revolving Lender is acceptable to the Administrative Agent and (ii) each Issuing Bank hereby confirms that the 2020 Incremental Revolving Lender is acceptable to such Issuing Bank.

(f)    This Incremental Amendment shall satisfy the requirements of Section 2.20 of the Existing Credit Agreement regarding the delivery of a written notice with respect to the 2020 Incremental Revolving Commitments contemplated by this Incremental Agreement.

Section 3. Amendments to the Credit Agreement. On the terms and subject to the conditions set forth in Section 12 of this Incremental Amendment, effective as of the First Incremental Amendment Effective Date and immediately after giving effect to the establishment of the 2020 Incremental Revolving Commitments described in Section 2 hereof, the Existing Credit Agreement is hereby amended as follows:

(a)    The definition of “Adjusted LIBO Rate” is hereby amended by inserting the words “or Revolving Loans” immediately after the words “Initial Term Loans” where they occur therein.

(b)    The definition of “Alternate Base Rate” is hereby amended by inserting the words “or Revolving Loans” immediately after the words “Initial Term Loans” where they occur therein.

(c)    The definition of “Incremental Amendment No. 1” is hereby added as follows:

“Incremental Amendment No. 1” means that certain Incremental Amendment No. 1, dated as of June 14, 2020, among the Borrower, the Subsidiary Loan Parties, the Lenders party thereto, the Issuing Banks and JPMorgan Chase Bank, N.A., as the Administrative Agent, in respect of this Agreement.

(d)    The definition of “Material Adverse Effect” is hereby amended by inserting the following new sentence at the end thereof:

During the period from and including the date on which the Financial Covenant Amendment becomes effective and ending on the earlier of (i) the date on which the Financial Covenant Amendment ceases to be effective and (ii) March 31, 2021, solely with respect to any representation and warranty required to be made (x) under Section 4.02(a) in respect of the representation and warranty set forth in Section 3.06 in connection with any Credit Extension under the Revolving Commitments or (y) under Section 6(a) of Incremental Amendment No. 1 in respect of the representation and warranty set forth in Section 3.06, events, developments, circumstances or conditions to the extent (A) directly arising from, related to, or in connection with, the outbreak and spread of the novel coronavirus known as COVID-19 and (B) reasonably foreseeable as of the First Incremental Amendment Effective Date shall not constitute, result in or otherwise have a Material Adverse Effect.

(e)    The table set forth in the definition of “Applicable Rate” is hereby amended and restated in its entirety to read as follows:

Consolidated First Lien Leverage Ratio	ABR Spread for Revolving Loans	Eurocurrency Spread for Revolving Loans	Revolving Commitment Fee
Category 1 Greater than or equal to 3.75 to 1.00	2.00%	3.00%	0.625%
Category 2 Less than 3.75 to 1.00 but greater than or equal to 3.25 to 1.00	1.50%	2.50%	0.40%
Category 3 Less than 3.25 to 1.00 but greater than or equal to 2.75 to 1.00	1.25%	2.25%	0.35%
Category 4 Less than 2.75 to 1.00 but greater than or equal to 1.00 to 1.00	1.00%	2.00%	0.25%
Category 5 Less than 1.00 to 1.00	0.75%	1.75%	0.25%

(f)    Section 4.02 of the Existing Credit Agreement is hereby amended to (i) replace the words “paragraphs (a) and (b) of this Section” occurring in the last sentence thereof with the words “paragraphs (a), (b) and, solely in the case of any Borrowing of Revolving Loans, (c) of this Section” and (ii) insert the following additional clause (d) immediately after clause (c) thereof:

(d)    During the period from and including the date on which the Financial Covenant Amendment becomes effective and ending on the earlier of (i) the date on which the Financial Covenant Amendment ceases to be effective and (ii) March 31, 2021, if, at the time of and immediately after giving effect to any Borrowing of Revolving Loans and the application of proceeds thereof on the date of such Borrowing in a manner permitted by Section 5.08, the aggregate amount of unrestricted cash, cash equivalents (including Cash Equivalents), marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds, and commercial paper, in each case, held or owned by (either directly or indirectly), credited to the account of, or otherwise of a type required to be reflected as an asset on the balance sheet of the Borrower and its Restricted Subsidiaries on a consolidated basis, would exceed $250,000,000, then the aggregate principal amount of all Revolving Loans outstanding on such date shall not exceed $50,000,000.

(g)    Subject to the conditions to continued effectiveness of this Section 3(g) set forth in Section 4 hereof, Section 6.11 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows (such amendment, the “Financial Covenant Amendment”):

SECTION 6.11. Consolidated Leverage Ratio. Solely with respect to the Revolving Facility and subject to the following proviso, the Borrower will not permit the Consolidated First Lien Leverage Ratio as of the last day of any Test Period (commencing with the Test Period ending on June 27, 2020, if applicable) ending on any date set forth below to be greater than the ratio set forth below opposite such date; provided, however, that the Borrower shall be required to be in compliance with this Section 6.11 with respect to any Test Period only if the sum of (A) the aggregate principal amount of all Revolving Loans plus (B) the aggregate LC Exposure (other than (i) Letters of Credit Cash Collateralized in an amount equal to the Stated Amount thereof and (ii) without duplication of amounts described in clause (i) above, Letters of Credit the aggregate

Stated Amount of which do not exceed $5,000,000), in each case outstanding on the last day of such Test Period, exceeds 33 1/3% of the amount of the aggregate Revolving Commitments in effect on such date.

Test Period Ending	Ratio
on or prior to the last day of the Test Period ending on January 2, 2021	4.50:1.00
after the last day of the Test Period ending on January 2, 2021 through and including the last day of the Test Period ending on January 1, 2022	5.00:1.00
after the last day of the Test Period ending on January 1, 2022 through and including the last day of the Test Period ending on April 2, 2022	4.50:1.00
after the last day of the Test Period ending on April 2, 2022	3.75:1.00

Section 4. Conditions to Continued Effectiveness of Financial Covenant Amendment. Notwithstanding Section 3(g) hereof, the Financial Covenant Amendment set forth therein shall only be effective for so long as each of the following conditions shall have been satisfied during the period commencing the First Incremental Amendment Effective Date to and including the last day of the Test Period ending on April 2, 2022 (and, in the event any of the following conditions shall cease to have been satisfied at any time during such period, the Financial Covenant Amendment shall immediately and automatically cease to be effective and the provisions of Section 6.11 of the Existing Credit Agreement, as in effect immediately prior to the First Incremental Amendment Effective Date, shall be in full force and effect):

(a)    the Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Investment in reliance on Section 6.04(p)(ii), any Restricted Payment in reliance on Section 6.07(f)(iii) or any prepayment, repurchase, redemption or other defeasance or similar payment in respect of Junior Financing in reliance on Section 6.10(a)(iii)(C), in any such case, utilizing the amount set forth in clause (a)(iv) of the definition of Available Equity Amount unless the Borrower would also be in compliance, on a pro forma basis, with a Consolidated First Lien Leverage Ratio, calculated as of the last day of the Test Period most recently ended on or prior to the date of making of such Investment, Restricted Payment or payment in respect of Junior Financing, as if such Investment, Restricted Payment or payment in respect of Junior Financing and any other transactions being consummated in connection therewith occurred on the first day of such Test Period, of no greater than 3.75:1.00;

(b)    the Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Restricted Payment in reliance on Section 6.07(f)(iii) or 6.07(t) or any prepayment, repurchase, redemption or other defeasance or similar payment in respect of Junior Financing in reliance on Section 6.10(a)(iii)(C), in any such case, utilizing any amount available under such Section that is attributable to the issuance of Equity Interests by the Borrower on or about the First Incremental Amendment Effective Date unless the Borrower would also be in compliance, on a pro forma basis, with a Consolidated First Lien Leverage Ratio, calculated as of the last day of the Test Period most recently ended on or prior to the date of making of such Restricted Payment or payment in respect of Junior Financing, as if such Restricted Payment or payment in respect of Junior Financing and any other transactions being consummated in connection therewith occurred on the first day of such Test Period, of no greater than 3.75:1.00;

(c)    the Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Investment (i) in any Unrestricted Subsidiary or (ii) in reliance on Section 6.04(p)(i), 6.04(p)(iii) or 6.04(aa) unless, in the case of this clause (ii), the Borrower would also be in compliance, on a pro forma basis, with a Consolidated First Lien Leverage Ratio, calculated as of the last day of the Test Period most recently ended on or prior to the date of making of such Investment, as if such Investment and any other transactions being consummated in connection therewith occurred on the first day of such Test Period, of no greater than 3.75:1.00;

(d)    the Borrower shall not designate any Restricted Subsidiary of the Borrower as an Unrestricted Subsidiary pursuant to Section 5.13 of the Amended Credit Agreement;

(e)    the Borrower shall not make any Restricted Payments in reliance on Section 6.07(f)(ii) or 6.07(f)(iv) of the Amended Credit Agreement unless the Borrower would also be in compliance, on a pro forma basis, with a Consolidated First Lien Leverage Ratio, calculated as of the last day of the Test Period most recently ended on or prior to the date of making of such Restricted Payment, as if such Restricted Payment and any other transactions being consummated in connection therewith occurred on the first day of such Test Period, of no greater than 3.75:1.00; and

(f)    the Borrower shall not, and shall not permit any of the Restricted Subsidiaries to, prepay, repurchase, redeem or otherwise defease or make similar payments in respect of any Junior Financing in reliance on Section 6.10(a)(iii)(A), 6.10(a)(iii)(B) or 6.10(a)(iii)(D) of the Amended Credit Agreement unless the Borrower would also be in compliance, on a pro forma basis, with a Consolidated First Lien Leverage Ratio, calculated as of the last day of the Test Period most recently ended on or prior to the date of making of such payment, as if such payment and any other transactions being consummated in connection therewith occurred on the first day of such Test Period, of no greater than 3.75:1.00;

provided, however, the Borrower at any time may provide the Administrative Agent written notice that it desires that the Financial Covenant Amendment no longer be effective, in which case the Financial Covenant Amendment shall immediately no longer be effective (and the provisions of Section 6.11 of the Existing Credit Agreement, as in effect immediately prior to the First Incremental Amendment Effective Date, shall be in full force and effect) and the conditions in this Section 4 shall no longer apply.

Section 5. Effect of Amendment; Reaffirmation; Etc. (a) Except as expressly set forth herein or in the Amended Credit Agreement, this Incremental Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Existing Credit Agreement, as amended hereby) and (B) the Security Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations (or equivalent terms in the Security Documents) (including, for the avoidance of doubt, all Revolving Loans and other extensions of credit made in respect of the 2020 Incremental Revolving Commitments) on the terms and conditions set forth in the Security Documents, and hereby confirms and, to the extent necessary, ratifies the security interests granted by it pursuant to the Security Documents to which it is a party and (ii) each Guarantor (as defined in the Guarantee and Collateral Agreement) hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Guarantee with respect to all of the Secured Obligations (including, for the avoidance of doubt, all Revolving Loans and other extensions of credit made in respect of the 2020 Incremental Revolving Commitments).

(b)    This Incremental Amendment constitutes an “Incremental Amendment” and “Loan Document” (each as defined in the Existing Credit Agreement and the Amended Credit Agreement).

Section 6. Representations of Loan Parties. Each of the Loan Parties hereby represents and warrants that, on the First Incremental Amendment Effective Date, immediately after giving effect to the transactions contemplated by this Incremental Amendment:

(a)    all representations and warranties made by any Loan Party contained herein or in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the First Incremental Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except where such representations and warranties are qualified by materiality, Material Adverse Effect, or similar language, in which case such representation or warranty shall be true and correct in all respects after giving effect to such qualification);

(b)    no Default or Event of Default shall have occurred and be continuing; and

(c)    the Loan Parties and their Subsidiaries on a consolidated basis are Solvent.

Section 7. Governing Law. THIS INCREMENTAL AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Miscellaneous. Sections 9.09 and 9.10 of the Amended Credit Agreement are incorporated herein by reference and apply mutatis mutandis.

Section 9 Indemnity. The Borrower agrees that the provisions of Section 9.03(b) of the Amended Credit Agreement apply mutatis mutandis to the activities of the Arranger and its Affiliates, and the partners, directors, officers, employees, agents and controlling persons of the Arranger and of the Arranger’s Affiliates and permitted successors and assigns, in connection with the transactions contemplated by this Incremental Amendment.

Section 10. Counterparts. This Incremental Amendment may be executed by one or more of the parties to this Incremental Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Incremental Amendment by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart of this Incremental Amendment and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this Section 10 may include, without limitation, use or acceptance by the parties hereto of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention and, for the further avoidance of doubt, the words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Incremental Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 11. Signing.    This Incremental Amendment will become effective on the date (the “Signing Date”) on which the following condition is satisfied or waived (provided that for the avoidance of doubt, the actual effectiveness of the 2020 Incremental Revolving Credit Commitments pursuant to Section 2 above and the amendments to the Existing Credit Agreement set forth in Section 3 (subject, in the case of Section 3(g) hereof to the provisions of Section 4 hereof) are subject to the conditions referred to in Section 12 below):

(a) This the Administrative Agent shall have received from the Incremental Revolving Lender, the Borrower and the Required Revolving Lenders either (i) a counterpart of this Incremental Amendment signed on behalf of such party or (ii) written evidence (which may include telecopy or electronic transmission of a signed signature page of this Incremental Amendment) that such party has signed a counterpart of this Incremental Amendment.

Section 12 Effectiveness. This effectiveness of the 2020 Incremental Revolving Credit Commitments pursuant to Section 2 above and the amendments to the Existing Credit Agreement set forth in Section 3 (subject, in the case of Section 3(g) hereof to the provisions of Section 4 hereof) shall become effective on the date (the “First Incremental Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)    the Signing Date shall have occurred as set forth in Section 11 of this Incremental Amendment;

(b)    the condition set forth in Section 4.02(d) of the Amended Credit Agreement shall have been satisfied as of the First Incremental Amendment Effective Date;

(c)    the Administrative Agent shall have received from each Issuing Bank, the Administrative Agent and each Loan Party a counterpart of this Incremental Amendment signed on behalf of such party;

(d)    the Borrower shall have paid all fees required to be paid to the Arranger in connection with this Incremental Amendment as separately agreed;

(e)    the Borrower shall have paid to the Administrative Agent, for the account of each Revolving Lender (including each 2020 Incremental Revolving Lender) that shall have executed and irrevocably delivered to the Administrative Agent an executed signature page to this Incremental Amendment on or prior the Signing Date, an amendment fee equal to    % of such Lender’s outstanding Revolving Commitment (whether used or unused and including the 2020 Incremental Revolving Commitments);

(f)    the Administrative Agent shall have received payment for all reasonable and documented costs and expenses required to be paid or reimbursed under Section 9.03 of the Existing Credit Agreement or as separately agreed in writing by the Borrower for which invoices have been presented a reasonable period of time prior to the First Incremental Amendment Effective Date;

(g)    the representations and warranties set forth in Section 6 of this Incremental Amendment shall be true and correct;

(h)    the Administrative Agent shall have received:

(i)    a certificate of each Loan Party, dated the First Incremental Amendment Effective Date, substantially consistent with the certificates delivered on the Effective Date pursuant to Section 4.01(c) of the Existing Credit Agreement or otherwise reasonably acceptable to the Administrative Agent;

(ii)    a certificate of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party; and

(iii)    a legal opinion of each of (i) Simpson Thacher & Bartlett LLP, counsel to the Borrower and its Subsidiaries, and (ii) Hunton Andrews Kurth LLP, special Virginia counsel for the Borrower, each in form and substance reasonably satisfactory to the Administrative Agent; and

(i)    the Borrower shall have paid all accrued and unpaid interest, commitment fees and participation fees, that are then due and payable in respect of the Initial Revolving Facility as of the First Incremental Amendment Effective Date.

Section 13. No Novation. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Incremental Amendment or in any other document contemplated hereby shall discharge or release the Lien or priority of any Security Document or any other security therefor or otherwise be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents, except, in each case, to any extent modified hereby and except to the extent repaid as provided herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WW INTERNATIONAL, INC.

By:	/s/ Nicholas P. Hotchkin
Name:	Nicholas P. Hotchkin
Title:	Chief Financial Officer

[Signature Page to Incremental Amendment]

W.W.I. EUROPEAN SERVICES, LTD.
W/W TWENTYFIRST CORPORATION
WW.COM, LLC
WW NORTH AMERICA HOLDINGS, LLC
QHC, LLC
W HOLDCO, INC.
KURBO, INC.

By:	/s/ Nicholas P. Hotchkin
Name:	Nicholas P. Hotchkin
Title:	Vice President and Treasurer

WW FITNESS, INC.

By:	/s/ Nicholas P. Hotchkin
Name:	Nicholas P. Hotchkin
Title:	Secretary and Treasurer

[Signature Page to Incremental Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and an Issuing Bank

By:	/s/ Alicia Schreibstein
Name:	Alicia Schreibstein
Title:	Executive Director

[Signature Page to Incremental Amendment]

GOLDMAN SACHS BANK USA, as a 2020 Incremental Revolving Lender

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

[Signature Page to Incremental Amendment]

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT NO. 1 RELATING TO

THE CREDIT AGREEMENT DATED AS OF NOVEMBER 29, 2017 OF

WW INTERNATIONAL, INC.

CITIBANK N.A., individually as a Lender and as an Issuing Bank

by:	/s/ Anita Philip
Name:	Anita Philip
Title:	Director

[Signature Page to Incremental Amendment]

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT NO. 1 RELATING TO

THE CREDIT AGREEMENT DATED AS OF NOVEMBER 29, 2017 OF

WW INTERNATIONAL, INC.

BANK OF AMERICA, N.A., as a Lender and as an Issuing Bank

by:	/s/ John Falke
Name:	John Falke
Title:	Senior Vice President

[Signature Page to Incremental Amendment]

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT NO. 1 RELATING TO

THE CREDIT AGREEMENT DATED AS OF NOVEMBER 29, 2017 OF

WW INTERNATIONAL, INC.

KEYBANK NATIONAL ASSOCIATION, as a Lender

by:	/s/ Thomas A. Crandell
Name:	Thomas A. Crandell
Title:	Senior Vice President

[Signature Page to Incremental Amendment]

SIGNATURE PAGE TO

INCREMENTAL AMENDMENT NO. 1 RELATING TO

THE CREDIT AGREEMENT DATED AS OF NOVEMBER 29, 2017 OF

WW INTERNATIONAL, INC.

TRUIST BANK (with any Lender that is an Issuing Bank consenting both in its capacity as a Lender and as an Issuing Bank):

by:	/s/ Matthew J. Davis
Name:	Matthew J. Davis
Title:	Senior Vice President

[Signature Page to Incremental Amendment]

SCHEDULE I

2020 Incremental Revolving Lender	2020 Incremental Revolving Commitment
Goldman Sachs Bank USA	$25,000,000
Total:	$25,000,000